SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2003
                                                         ----------------

                        SAVVIS COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                      0-29375               43-1809960
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(State or Other Jurisdiction           (Commission File        (IRS Employer
of Incorporation or Organization)           Number)          Identification No.)


         12851 Worldgate Drive, Herndon, Virginia                   20170
         ----------------------------------------                   -----
         (Address of Principal Executive Office)                  (Zip Code)


       Registrant's telephone number, including area code: (703) 234-8000
                                                           --------------


             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                             ---------------------





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ITEM 5.  OTHER EVENTS

         On February 4, 2003, Savvis Communications Corporation issued a press release reporting its financial results for the fourth quarter and full year ended December 31, 2002. A copy of such press release is attached, and incorporated herein by reference, as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         99.1 Press release, dated February 4, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SAVVIS COMMUNICATIONS CORPORATION



Date: February 4, 2003              By:  /s/ David J. Frear
                                         ---------------------------------------
                                         Name:  David J. Frear
                                         Title: Executive Vice President and CFO



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.              Description
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99.1                     Press release, dated February 4, 2003.